AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 19, 2003
                                 SECURITIES ACT REGISTRATION NO. 333-
                             INVESTMENT COMPANY REGISTRATION NO. 811-21309


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-2

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 :
                          PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR
                         REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 :
                                 AMENDMENT NO.

            ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (Exact Name of Registrant as Specified in Declaration of Trust)

                    1065 Avenue of the Americas, 31st Floor
                           New York, New York 10018
                   (Address of Principal Executive Offices)

                                (212) 482-1600

             (Registrant's Telephone Number, Including Area Code)

                                  Rodd Baxter
            Advent Claymore Convertible Securities and Income Fund
                    1065 Avenue of the Americas, 31st Floor
                           New York, New York 10018
                    (Name and Address of Agent for Service)

                                   Copy to:

                            Philip H. Harris, Esq.
                           Michael K. Hoffman, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                           New York, New York 10036

         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                                                       Proposed
Title of Securities                Amount Being          Proposed Maximum              Maximum Aggregate      Amount of
Being Registered                   Registered(1)         Offering Price per Unit       Offering Price(1)     Registration Fee
Common Shares, $.001 par value....... 100,000 shares     $25.00                        $2,500,000                  $230

(1) Estimated solely for the purpose of calculating the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR

DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

            ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                             CROSS REFERENCE SHEET

                             PART A -- PROSPECTUS

                      Items in Part A of Form N-2                          Location in Prospectus
                      ---------------------------                          ----------------------
Item 1.               Outside Front Cover                                  Cover page
Item 2.               Inside Front and Outside Back Cover Page             Cover page
Item 3.               Fee Table and Synopsis                               Prospectus Summary; Summary of Fund
                                                                           Expenses
Item 4.               Financial Highlights                                 Not Applicable
Item 5.               Plan of Distribution                                 Cover Page; Prospectus Summary;
                                                                           Underwriting
Item 6.               Selling Shareholders                                 Not Applicable
Item 7.               Use of Proceeds                                      Use of Proceeds; The Fund's Investments
Item 8.               General Description of the Registrant                The Fund; The Fund's Investments;
                                                                           Borrowings and Preferred Shares; Risks;
                                                                           Description of Shares; Certain Provisions
                                                                           in the Agreement and Declaration of
                                                                           Trust; Closed-End Fund Structure
Item 9.               Management                                           Management of the Fund; Custodian and
                                                                           Transfer Agent;  Summary of Fund Expenses
Item 10.              Capital Stock, Long-Term Debt, and Other             Description of Shares; Distributions;
                      Securities                                           Dividend Reinvestment Plan; Certain
                                                                           Provisions in the Agreement and
                                                                           Declaration of Trust; Tax Matters
Item 11.              Defaults and Arrears on Senior Securities            Not Applicable
Item 12.              Legal Proceedings                                    Legal Opinions
Item 13.              Table of Contents of the Statement of                Table of Contents for the Statement of
                      Additional Information                               Additional Information

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Item 14.              Cover Page                                           Cover Page
Item 15.              Table of Contents                                    Cover Page
Item 16.              General Information and History                      Not Applicable
Item 17.              Investment Objective and Policies                    Investment Objective and Policies;
                                                                           Investment Policies and Techniques; Other
                                                                           Investment Policies and Techniques;
                            Portfolio Transactions
Item 18.              Management                                           Management of the Fund; Portfolio
                                                                           Transactions and Brokerage
Item 19.              Control Persons and Principal Holders of             Not Applicable
                      Securities
Item 20.              Investment Advisory and Other Services               Management of the Fund; Experts
Item 21.              Brokerage Allocation and Other Practices             Portfolio Transactions and Brokerage
Item 22.              Tax Status                                           Tax Matters; Distributions
Item 23.              Financial Statements                                 Financial Statements; Report of
                                                                           Independent Auditors

                          PART C -- OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement

[Flag]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             Subject to Completion
                 Preliminary Prospectus dated          , 2003

PROSPECTUS

                                    Shares
            ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
                                 COMMON SHARES
                               $25.00 PER SHARE

               Investment Objective. Advent Claymore Convertible Securities and Income Fund (the "Fund") is a newly-organized, diversified, closed-end management investment company. The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

               Portfolio Contents. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined herein) in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities and up to 40% of its Managed Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the Fund's Managed Assets will be invested in lower grade securities, although all of the Fund's assets may from time to time be invested in lower grade securities. Lower grade securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P"), or are unrated securities of comparable quality as determined by the Fund's Advisor. Lower grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities.

                Advisor. Advent Capital Management, LLC will be the Fund's advisor. Advent Capital Management, LLC had approximately $1.6 billion in assets under management as of Janaury 31, 2003.

               No Prior History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares are expected to be listed on the New York Stock Exchange under the symbol " ".

                INVESTING IN THE COMMON SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" ON PAGE OF THIS PROSPECTUS.

                                                                     PER
                                                                     SHARE          TOTAL
        Public offering price...............................         $25.00         $
        Sales load(1).......................................         $              $
        Estimated offering expenses.........................         $              $
        Proceeds, after expenses, to the Fund(2)............         $              $

        (1)  Includes up to     % distribution fee of Claymore Securities,
        Inc.  For a description of other compensation, see "Underwriting."

        (2) Aggregate offering expenses are expected to be $ . Advent Capital
        Management, LLC and Claymore Securities, Inc. have agreed to reimburse offering expenses in excess of $0.05 per common share.

               The underwriters may also purchase up to           additional
common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

               Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The common shares will be ready for delivery on or about , 2003.

                    The date of this prospectus is , 2003.

               You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares and retain it for future reference. A Statement of Additional Information, dated , 2003, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this prospectus, by calling (800) 345-7999 or by writing to the Servicing Agent at Claymore Securities, Inc., c/o Nicholas Dalmaso, 210 N. Hale Street, Wheaton, Illinois 60187, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

               The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                                                        PAGE
TABLE OF CONTENTS.........................................................2
PROSPECTUS SUMMARY........................................................4
SUMMARY OF FUND EXPENSES.................................................13
THE FUND.................................................................16
USE OF PROCEEDS..........................................................16
THE FUND'S INVESTMENTS...................................................16
BORROWINGS AND PREFERRED SHARES..........................................20
RISKS....................................................................23
MANAGEMENT OF THE FUND...................................................27
NET ASSET VALUE..........................................................28
DISTRIBUTIONS............................................................29
DIVIDEND REINVESTMENT PLAN...............................................29
DESCRIPTION OF SHARES....................................................31
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST.............33
CLOSED-END FUND STRUCTURE................................................34
REPURCHASE OF COMMON SHARES..............................................34
TAX MATTERS..............................................................35
UNDERWRITING.............................................................36
SERVICING AGENT..........................................................37
ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT..............................38
LEGAL OPINIONS...........................................................38
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION............39


               YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

               Until , 2003 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                        PRIVACY PRINCIPLES OF THE FUND

               The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

               Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

               The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                              PROSPECTUS SUMMARY

               This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund.....................Advent Claymore Convertible Securities and Income
                             Fund is a newly organized, diversified, closed-end management investment company. See "The Fund." Throughout the prospectus, we refer to Advent Claymore Convertible Securities and Income Fund simply as the "Fund" or as "we," "us" or "our."


The Offering.................The Fund is offering common shares of beneficial interest at $25.00 per share through a group of underwriters (the "Underwriters") led by . The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares ($2,500) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to additional common shares to cover orders in excess of common shares. Advent Capital Management, LLC and Claymore Securities, Inc. have agreed to pay organizational expenses and other offering costs (other than sales load) that exceed $0.05 per common share. See "Underwriting."

Investment Objectives
and Policies.................The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective. See "The Fund's Investments."

                             Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities and up to 40% of its Managed Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the Fund's Managed Assets will be invested in lower grade securities, although all of the Fund's Managed Assets may from time to time be invested in lower grade securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any Preferred Shares that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

                             Convertible Securities. The Fund is not limited in the percentage of its assets invested in convertible securities. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The convertible securities in which the Fund may invest may be investment grade or lower grade securities. See "The Fund's Investments--Investment Philosophy and
                             Process--Convertible Securities."

                             Synthetic Convertible Securities. The Fund may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., an income security ("income security component") and the right to acquire an equity security ("convertible component"). The income security component is achieved by investing in non-convertible income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the income security and convertible components which may be purchased separately, and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 60% of its Managed Assets in convertible securities and 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. See "The Fund's Investments--Investment Philosophy and Process--Synthetic Convertible Securities."

                             Non-Convertible Income Securities. The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities. See "The Fund's Investments--Investment Philosophy and Process--Non-Convertible Income Securities."

                             Lower Grade Securities. The Fund may invest a significant portion of its assets in lower grade securities, which are commonly referred to as "junk bonds." Both the convertible securities and the income securities in which the Fund will invest may be lower grade securities. Investments in lower grade securities will expose the Fund to greater risks than if the Fund owned only higher grade securities. Lower grade securities or equivalent securities often trade like equity securities rather than debt and are typically more volatile than highly rated securities. See "The Fund's Investments--Investment Philosophy and Process--Lower Grade Securities."

                             Foreign Securities. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its Managed Assets in securities of foreign issuers, including debt and equity securities of corporate issuers, and in debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country whose securities are principally traded in the financial markets of a foreign country. See "The Fund's Investments--Investment Philosophy and Process--Foreign Securities."

                             Rule 144A Securities. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). See "The Fund's
                             Investments--Investment Objectives and
                             Policies--Rule 144A Securities."

                             Other Securities. Under normal market conditions, the Fund will invest substantially all of its Managed Assets in convertible securities and non-convertible income securities to meet its investment objective. The Fund may invest the remainder of its assets in other securities of various types. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

Borrowings and
Preferred Shares.............The Fund intends to use leverage through the issuance of preferred shares of beneficial interest ("Preferred Shares"), commercial paper or notes and/or borrowing in an aggregate amount of approximately 35% of the Fund's Managed Assets after such issuance and/or borrowing. The Fund may borrow from banks and other financial institutions. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage is not used. The Fund's leveraging strategy may not be successful. See "Risks--Leverage Risk."

                             Approximately one to three months after completion of this offering, the Fund currently intends to offer Preferred Shares. Preferred Shares will have seniority over the common shares. The issuance of Preferred Shares will leverage your investment in common shares. Any issuance of commercial paper or notes or borrowing also will have seniority over the common shares.

                             There is no guarantee that the Fund's leverage strategy will be successful. See "Risks--Leverage Risk." Preferred Shares will pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the Preferred Share dividend rate, as reset periodically, or the interest rate on any borrowings, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher dividends to holders of common shares. When leverage is employed, the net asset value and market prices of the common shares and the yield to holders of common shares will be more volatile.

Investment
Advisor......................Advent Capital Management, LLC ("Advent" or the
                             "Advisor") will be the Fund's investment advisor. The Advisor will receive an annual fee from the Fund based on the average weekly value of the Fund's Managed Assets.

                             If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million:

                              o the Advisor will receive an annual fee from the
                                Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to % of the average weekly value of the Fund's Managed Assets; and

                              o the Advisor has voluntarily agreed to waive
                                receipt of a portion of the management fee or other expenses of the Fund in the amount of % of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through , ), and for a declining amount for an additional three years (through , ).

                             If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less:

                              o the Advisor will receive an annual fee from the
                                Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to % of the average weekly value of the Fund's Managed Assets; and

                              o the Advisor will not waive any portion of the
                                management fee.

                             Advent Capital Management, LLC is an asset management firm with approximately $1.6 billion assets under management as of January 31, 2003. Advent Capital Management, LLC will be responsible for the day-to-day management of the Fund's portfolio, which includes buying and selling securities for the Fund and investment research. See "Management of the Fund - Investment Advisor."

Distributions................The Fund intends to distribute monthly all or a portion of its net investment income to holders of common shares. We expect to declare the initial monthly dividend on the Fund's common shares within approximately 45 days after completion of this offering and to pay such initial monthly dividend approximately 60 to 90 days after completion of this offering. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in common shares through the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

                             The Fund will distribute to holders of its common shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the common shares and any Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. See "Distributions" and "Borrowings and
                             Preferred Shares." Listing......................

                             The common shares are expected to be listed on the New York Stock Exchange under the symbol " ". See "Description of Shares--Common Shares."

Administrator, Custodian
and Transfer Agent...........                  will serve as the Fund's
                             Administrator, Custodian and Transfer Agent. See "Administrator, Custodian and Transfer Agent."

Servicing Agent..............Claymore Securities, Inc. (the "Servicing Agent"),
                             a registered broker-dealer, acts as shareholder servicing agent to the Fund. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients.

                             The Servicing Agent will receive an annual fee from the Fund, based on the average weekly value of the Fund's Managed Assets during such month.

                             If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million:

                              o the Servicing Agent will receive an annual fee
                                from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to % of the average weekly value of the Fund's Managed Assets; and

                              o the Servicing Agent has voluntarily agreed to
                                waive receipt of a portion of the servicing fee of the Fund in the amount of % of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through , ), and for a declining amount for an additional three years (through , ).

                             If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less:

                              o the Servicing Agent will receive an annual fee
                                from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to % of the average weekly value of the Fund's Managed Assets; and

                              o the Servicing Agent has voluntarily agreed to
                                waive receipt of a portion of the servicing fee
                                of the Fund in the amount of    % of the
                                average weekly values of the Managed Assets for the first five years of the Fund's operations
                                (through     ,     ), and for a declining
                                amount for an additional three years
                                (through     ,     ) . See "Servicing Agent."

Market Price of Shares..........Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Fund that invest primarily in convertible securities and non-convertible income securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Fund. See "Use of Proceeds." In addition to net asset value, the market price of the Fund's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses, dividend stability, portfolio credit quality, liquidity and market supply and demand. See "Borrowings and Preferred Shares," "Risks," "Description of Shares" and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Special Risk
Considerations...............No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

                             Investment and Market Discount Risk. An investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on national securities exchanges or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes.

                             Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid after the company's creditors, but before the company's common stockholders. Consequently, an issuer's convertible securities generally entail more risk than its debt securities, but less risk than its common stock.

                             Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

                             Lower Grade Securities. Investing in lower grade securities involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund may invest an unlimited portion of its Managed Assets in securities rated Ba/BB or lower at the time of investment or that are unrated but judged to be of comparable quality by the Advisor. These securities may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's). Lower grade securities are commonly referred to as "junk bonds." The value of lower grade securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade securities are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid than higher grade securities. See "Risks - Lower Grade Securities."

                             Leverage Risks. Although the use of leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

                              o the likelihood of greater volatility of net
                                asset value and market price of the common shares than a comparable portfolio without leverage;

                              o the risk that fluctuations in interest rates on
                                borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

                              o the effect of leverage in a declining market,
                                which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

                              o when the Fund uses financial leverage, the
                                investment advisory fee payable to the Advisor and the servicing fee payable to the Servicing Agent will be higher than if the Fund did not use leverage.

                             The Advisor, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

                             Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

                             The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

                             Interest Rate Risk. In addition to the risks discussed above, convertible securities and non-convertible income securities are subject to certain risks, including:

                              o if interest rates go up, the value of
                                convertible securities and non-convertible income securities in the Fund's portfolio generally will decline; and

                              o during periods of declining interest rates, the
                                issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

                             Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Advisor, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

                             Foreign Securities. Investments in non-U.S.
                             issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S investments in one region or in the securities of emerging market issuers. These risks may include:

                              o less information about non-U.S. issuers or
                                markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

                              o many non-U.S. markets are smaller, less liquid
                                and more volatile. In a changing market, the Advisor may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;

                              o an adverse effect of currency exchange rates or
                                controls on the value of the Fund's
                                investments;

                              o the economies of non-U.S. countries may grow at
                                slower rates than expected or may experience a downturn or recession;

                              o economic, political and social developments may
                                adversely affect the securities markets; and

                              o withholding and other non-U.S. taxes may
                                decrease the Fund's return. See "Risks --
                                Foreign Securities."

                             Strategic Transactions. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements.

                             Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Fund issues Preferred Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.

                             Certain Other Risks. An investment in the Fund is subject to certain other risks described in the "Risks" section of this prospectus beginning on
                             page     .

                           SUMMARY OF FUND EXPENSES

               The following table assumes the issuance of Preferred Shares or other use of leverage in an amount equal to 35% of the Fund's Managed Assets (after their issuance), and shows Fund expenses as a percentage of net assets attributable to common shares.

SHAREHOLDER TRANSACTION EXPENSES

               Sales Load Paid by You
                (as a percentage of offering price)............           %
               Dividend Reinvestment
                Plan Fees......................................   None(1)


                                           PERCENTAGE OF NET ASSETS
                                           ATTRIBUTABLE TO COMMON
                                           SHARES (ASSUMES PREFERRED
                                           SHARES ARE ISSUED OR
                                           OTHER LEVERAGE IS USED)(2)

ANNUAL EXPENSES

      Management Fees4..............................     %
      Other Expenses................................         %(3)
      Total Annual Expenses.........................     %
      Fee and Expense Waiver........................     (     )%(5), (6), (7)
      Net Annual Expenses...........................     %(5), (6), (8)

----------------------------------------------------------------------------

(1) You will be charged a $ service charge and pay brokerage charges if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

(2) The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to common shares. This table assumes the Fund is the same size as in the table above, but unlike the table above, assumes that no Preferred Shares are issued and no other leverage is used. This will be the case, for instance, prior to the Fund's expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:


                                           PERCENTAGE OF NET ASSETS
                                           ATTRIBUTABLE TO COMMON SHARES
                                           (ASSUMES NO PREFERRED SHARES
                                           ARE ISSUED AND NO OTHER
                                           LEVERAGE IS USED)

ANNUAL EXPENSES

      Management Fees(4)............................    %
      Other Expenses................................    %
      Total Annual Expenses.........................    %
      Fee and Expense Waiver........................   (     )%(5), (6), (9)
      Net Annual Expenses...........................   %(5), (6), (10)

----------------------------------------------------------------------------

(3) If the Fund offers Preferred Shares, costs of that offering, estimated to be approximately 35% of the total dollar amount of the Preferred Share offering, will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), these offering costs are estimated to be approximately $ or $ per common share ( % of the offering price). These offering costs are not included among the expenses shown in this table.

(4) Represents the aggregate fee payable to the Advisor, but does not include the fee payable to the Servicing Agent for its shareholder servicing activities, which are included in "Other Expenses."

(5) If the average weekly value of the Managed Assets of the Fund (calculated monthly) is greater than $250 million, the Advisor has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of % of average weekly net assets attributable to common shares ( % of average weekly Managed

     Assets) for the first five years of the Fund's operations, % ( %) in year six, % ( %) in year seven and % ( %) in year eight, and the Servicing Agent has voluntarily agreed to waive receipt of a portion of the servicing fee in the amount of % of average weekly net assets attributable to common shares ( % of average weekly Managed Assets) for the first five years of the Fund's operations, % ( %) in year six, % ( %) in year seven and % ( %) in year eight. The tables above assume that the average weekly value of the Managed Assets of the Fund (calculated monthly) is greater than $250 million.

(6) In the event that the average weekly value of the Managed Assets of the Fund (calculated monthly) is $250 million or less, the Advisor will not waive any portion of its management fee, but the Servicing Agent has agreed to waive receipt of a portion of its servicing fee in the amount of % of average weekly net assets attributable to common shares ( % of weekly Managed Assets) for the first five years of the Fund's operations, % ( %) in year six, % ( %) in year seven and % ( %) in year eight.

(7) If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less, this amount will be %.

(8) If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less, this amount will be %.

(9) If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less, this amount will be %.

(10) If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less, this amount will be %.

               The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Net Annual Expenses" are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

               The following example illustrates the expenses (including the sales load of $ , estimated offering expenses of this offering of $ and the estimated offering costs of issuing Preferred Shares assuming the Fund issues Preferred Shares representing 35% of the Fund's capital (after their issuance) of $ ) that you would pay on a $1,000 investment in common shares, assuming
(1) total net annual expenses of % of net assets attributable to common shares in years 1 through 5, (2) a 5% annual return and (3) the average weekly value of the Managed Assets of the Fund (calculated monthly) is greater than $250 million:(1)


                          1 YEAR     3 YEARS     5 YEARS        10 YEARS(2)
Total Expenses Incurred...$          $           $              $

(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2) Assumes a waiver of the management fee and expenses by the Advisor and of the servicing fee by the Servicing Agent of an aggregate of % of average weekly net assets attributable to common shares in years 6, 7 and 8 ( % of average weekly Managed Assets), and assumes that leverage remains 35% of the Fund's capital throughout the periods reflected. The Advisor and the Servicing Agent have not agreed to waive any portion of the management fees and expenses and the servicing fee, respectively, beyond , . See "Management of the Fund - Investment Management Agreement" and "Servicing Agent."

               The following example illustrates the expenses (including the sales load of $ , estimated offering expenses of this offering of $ and the estimated offering costs of issuing Preferred Shares assuming the Fund issues Preferred Shares representing 35% of the Fund's capital (after their issuance) of $ ) that you would pay on a $1,000 investment in common shares, assuming
(1) total net annual expenses of % of net assets attributable to common shares in years 1 through 5, (2) a 5% annual return and (3) the average weekly value of the Managed Assets of the Fund (calculated monthly) is $250 million or less:(1)

                          1 YEAR     3 YEARS     5 YEARS        10 YEARS(2)
Total Expenses Incurred...$          $           $              $

(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2) Assumes a waiver of the management fee and expenses by the Advisor and of the servicing fee by the Servicing Agent of an aggregate of % of average weekly net assets attributable to common shares in years 6, 7 and 8 ( % of average weekly Managed Assets), and assumes that leverage remains 35% of the Fund's capital throughout the periods reflected. The Advisor and the Servicing Agent have not agreed to waive any portion of the management fees and expenses and the servicing fee, respectively, beyond , . See "Management of the Fund - Investment Management Agreement" and "Servicing Agent."

                                   THE FUND

               The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on February , 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, and its telephone number is (212) 482-1600.


                                USE OF PROCEEDS

               The net proceeds of the offering of common shares will be approximately $ ($ if the Underwriters exercise the over-allotment option in full) after payment of the estimated organization and offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. We currently anticipate that the Fund will be able to invest primarily in convertible securities and non-convertible income securities that meet the Fund's investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities.


                            THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

               The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

               Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the Investment Company Act. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities and up to 40% of its Managed Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the Managed Assets will be invested in lower grade securities, although all of the Managed Assets may from time to time be invested in lower grade securities. Percentage limitations described in this prospectus are as of the time of investment by the Fund and could from time to time not be complied with as a result of market value fluctuations of the Fund's portfolio and other events.

INVESTMENT PHILOSOPHY AND PROCESS

               General. The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

               Convertible Securities. The Fund is not limited in the percentage of its assets it may invest in convertible securities, and investment in convertible securities forms an important part of the Fund's investment strategies. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

               The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

               If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

               The Advisor typically applies a four-step approach when buying and selling convertible securities for the Fund, which includes:

               o screening the universe of convertible securities to identify securities with attractive risk/reward characteristics relative to the underlying security;

               o analyzing the creditworthiness of the issuer of the
                 securities;

               o analyzing the equity fundamentals of the convertible
                 security's underlying stock to determine its capital appreciation potential; and

               o monitoring the portfolio on a continual basis to determine whether each security is maintaining its investment potential.

               Synthetic Convertible Securities. The Fund may also invest in a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., an income security ("income security component") and the right to acquire an equity security ("convertible component"). The income security component is achieved by investing in non-convertible income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the income security and convertible components, which may be purchased separately and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 60% of its Managed Assets in convertible securities and 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities.

               The Advisor typically applies a similar research approach when buying and selling non-convertible income securities for the Fund, which includes:

               o analyzing the creditworthiness of the security, with an
                 emphasis on the issuing company's cash flow, interest coverage, balance sheet structure, and assets, and assessment of the subordination of the security within the capital structure;

               o analyzing the business fundamentals of the issuing company;
                 and

               o monitoring the portfolio on a continual basis to determine whether each security is maintaining its investment potential.

               Non-Convertible Income Securities. The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities.

               Lower Grade Securities. The Fund may invest a significant portion of its assets in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by the Advisor to be of comparable quality. Lower grade securities are commonly referred to as "junk bonds." Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade securities, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects or ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. When the Advisor believes it to be in the best interests of the Fund's shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.

               Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell lower grade securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Risks - Lower Grade Securities."

               The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupons. The higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.

               Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

               The ratings of Moody's, S&P and the other rating agencies are their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objective will be more dependent on the Advisor's credit analysis than would be the case when the Fund invests in rated securities.

               Preferred Shares. The Fund may invest in preferred shares. The preferred shares in which the Fund typically will invest will be convertible securities. Preferred shares are equity securities, but they have many characteristics of debt securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's investment in debt securities.

               Equity Securities. Consistent with its objective, the Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average total returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

               Foreign Securities. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its Managed Assets in securities of foreign issuers, including debt and equity securities of corporate issuers, and in debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country.

               Rule 144A Securities. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers.

               Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act. Under the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

               The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

               Strategic Transactions. The Fund may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted as part of modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Advisor seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

               The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance potential gain, although the Fund will not enter into a Strategic Transaction to the extent such Strategic Transaction would cause the Fund to become subject to regulation by the Commodity Futures Trading Commission as a commodity pool.

               Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the

Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. The use of leverage by the Fund may limit the Fund's ability to use Strategic Transactions. See "Risks - Leverage Risks."

               A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information.

               Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash, including money market funds. The yield on such securities may be lower than that of other investments, but the risk of loss of capital is reduced.

               Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

               Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Advisor to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

               As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 35% of the value of the Fund's total assets.

               Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

               The Fund's portfolio will be composed principally of the foregoing investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.


                        BORROWINGS AND PREFERRED SHARES

               Although the Fund is authorized by its fundamental investment restrictions to issue Preferred Shares in an amount up to 50% of its Managed Assets, the Fund anticipates that under current market conditions it will offer

Preferred Shares representing no more than 35% of its Managed Assets immediately after the issuance of the Preferred Shares. If as a result of market conditions, or any other reason, the Fund does not issue Preferred Shares, the Fund will limit its borrowing to 33?% of its Managed Assets. The Preferred Shares would have complete priority upon distribution of assets over common shares. The issuance of Preferred Shares would leverage the common shares. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds of any Preferred Shares offering in convertible securities and intermediate and long-term non-convertible income securities. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive a higher rate of income than if the Fund were not leveraged.

               The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short term rates, which normally will be lower than the return earned by the Fund on its longer term portfolio investments. Because the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for total return, the holders of common shares will normally be the beneficiaries of the incremental return. Should the differential between the return on the underlying assets and cost of leverage narrow, the incremental return "pick-up" will be reduced. Furthermore, if long term rates rise, the net asset value of the common shares will reflect the decline in the value of portfolio holdings resulting therefrom.
               Leverage creates risk for holders of the common shares, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk that fluctuations in interest rates in borrowings and debt or in the dividend rates on any preferred stock may affect the return to the holders of the shares or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. The fees paid to the Advisor will be calculated on the basis of the Managed Assets including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing financial leverage, the investment advisory fee payable to the Advisor and the fee payable to the Servicing Agent will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks - Leverage Risk."

               Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the short term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

               Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of common shares and Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

               The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

               Assuming that the Preferred Shares will represent approximately 35% of the Fund's capital and pay dividends at annual average rate of %, the income generated by the Fund's portfolio (net of estimated expenses) must exceed % in order to cover the interest payments specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual interest rates on the Preferred Shares will vary frequently and may be significantly higher or lower than the rate estimated above.

               The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks." The table further reflects the issuance of Preferred Shares representing 35% of the Fund's capital, net of expenses, and the Fund's currently projected annual Preferred Share dividend or other leverage interest rate of %.


Assumed Portfolio Total
 Return (Net of Expenses)...........         %      %       %      %      %
Common Share Total Return...........         %      %       %      %      %


               Common share total return is composed of two elements--the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on its Preferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the tables above assume that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those bonds.

               Unless and until Preferred Shares are issued, the common shares will not be leveraged and this section will not apply.

                                     RISKS

               The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

               Newly-Organized. The Fund is a newly-organized, diversified closed-end management investment company with no operating history.

               Investment and Market Discount Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

               Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

               Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities, and investment in convertible securities form an important part of the Fund's investment strategies. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company's creditors but before the company's common stockholders. Consequently, the issuer's convertible securities generally may be viewed as having more risk than its debt securities, but less risk than its common stock.

               Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

               Lower Grade Securities. Investing in lower grade securities involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the trust's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund may invest an unlimited portion of its Managed Assets in securities rated Ba/BB or lower at the time of investment or that are unrated but judged to be of comparable quality by the Advisor. Lower grade securities are commonly referred to as "junk bonds." The value of lower grade securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade securities are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid than if the Fund owned only higher grade securities.

               Leverage Risk. Leverage risk is the risk associated with the borrowing of funds and other investment techniques, including the issuance of the Preferred Shares by the Fund, to leverage the common shares.

               Leverage is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. For example, leverage may cause greater swings in the Fund's net asset value or cause the Fund to lose more than it invested. The Fund will also have to pay interest or dividends on its leverage, reducing the Fund's return. This expense may be greater than the Fund's return on the underlying investment. There is no assurance that the Fund's leveraging strategy will be successful.

               If leverage is employed, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term interest rates on the leverage. If the interest rate on the leverage approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the interest rate on the leverage exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund were not leveraged. The Fund will pay (and the holders of common shares will bear) any costs and expenses relating to any leverage. Accordingly, the Fund can not assure you that the use of leverage would result in a higher yield or return to the holders of the common shares.

               Any decline in the net asset value of the Fund's investments will be borne entirely by the holders of common shares which increases the risk of loss to the common shares. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In extreme cases, the Fund might be in danger of failing to maintain the required 200% asset coverage, of losing its ratings on any Preferred Shares issued or the Fund's current investment income might not be sufficient to meet the interest payments on indebtedness or the dividend requirements on any Preferred Shares. In order to counteract such events, the Fund might need to reduce its indebtedness and to liquidate investments or to unwind Strategic Transactions in order to fund a redemption of some or all of the Preferred Shares or to comply with rating agency requirements. Liquidation at times of low security prices may result in capital losses and may reduce returns to the holders of common shares.

               While the Advisor may from time to time consider reducing the Fund's leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Advisor will actually reduce the Fund's leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Advisor were to reduce the Fund's leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holder of common shares relative to the circumstance where the Advisor had not reduced the Fund's leverage. The Advisor may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce the Fund's leverage as described above. When the Fund uses financial leverage, the investment advisory fees payable to the Advisor and the servicing fee payable to the Servicing Agent will be higher than if the Fund did not use leverage. Therefore, there may be a conflict of interest.

               Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the Investment Company Act. The Advisor does not believe that these covenants or guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

               Interest Rate Risk. Convertible securities and non-convertible income securities, including lower grade securities, are subject to certain common risks, including:

               o if interest rates go up, the value of convertible securities and non-convertible securities in the Fund's portfolio generally will decline; and

               o during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

               Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limitation in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Advisor, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

               Foreign Securities. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

               o less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

               o many non-U.S. markets are smaller, less liquid and more
                 volatile. In a changing market, the Advisor may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;

               o adverse effect of currency exchange rates or controls on the value of the Fund's investments;

               o the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

               o economic, political and social developments may adversely affect the securities markets; and

               o withholding and other non-U.S. taxes may decrease the Fund's return.

               There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

               Economies and social and political climate in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

               Currency Risks. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

               Management Risk. The Advisor's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. In addition, the Advisor has not previously served as investment advisor to a registered investment company, and the Servicing Agent has limited experience in servicing registered investment companies.

               Strategic Transactions. Strategic Transactions in which the Fund may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transaction involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transaction may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on the Advisor's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

               Common Stock Risk. While common stock has historically generated higher average total returns than convertible securities and non-convertible income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

               Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Fund issues Preferred Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

               The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Advent. There are seven trustees of the Fund. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISOR

               Advent Capital Management, LLC, located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, acts as the Fund's Advisor. The Advisor operates as a limited liability company and had approximately $1.6 billion in assets under management as of January 31, 2003. The Advisor is majority owned and controlled by Tracy V. Maitland. Advent specializes in managing convertible and high yield securities for institutional and individual investors. The members of the investment team of Advent Capital Management, LLC are Tracy Maitland, Chief Investment Officer, F. Barry Nelson and Les Levi, Portfolio Managers, Paul Latronica, Chief Trader, and Peter St. Denis, Leanne O'Hara and David Hulme, Analysts. Mr. Maitland and Mr. Nelson each have over 15 years of experience in the convertible securities market. Advent will be responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund. Advent has not previously served as investment advisor to a registered investment company.

INVESTMENT MANAGEMENT AGREEMENT

               Pursuant to an investment management agreement between the Advisor and the Fund, the Fund has agreed to pay for the services and facilities provided by the Advisor, a fee payable monthly in arrears at an annual rate equal to % of the average weekly value of the Fund's Managed Assets (the "Management Fee"). The Fund will also reimburse the Advisor for certain expenses the Advisor incurs in connection with performing certain services for the Fund. In addition, with the approval of the Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Advisor who devote substantial time to Fund operations may be reimbursed to the Advisor.

               In addition to the Management Fee, the Fund pays all other costs and expenses of its operations, including the monthly fee paid to the Servicing Agent, the compensation of its trustees (other than those affiliated with the Advisor and the Servicing Agent), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

               For the first ___ years of the Fund's operation, if the average weekly value of the Managed Assets of the Fund (calculated monthly) is greater than $250 million, the Advisor and the Servicing Agent have undertaken to waive the management fees and expenses and the servicing fee, respectively, payable by the Fund in the aggregate amounts, and for the time periods, set forth below:


                      PERCENTAGE OF MANAGEMENT      PERCENTAGE OF SERVICING
                             FEE WAIVED                   FEE WAIVED                   AGGREGATE PERCENTAGE
                        (AS A PERCENTAGE OF           (AS A PERCENTAGE OF      OF MANAGEMENT AND SERVICING FEE WAIVED
  TWELVE MONTH             AVERAGE WEEKLY               AVERAGE WEEKLY           (AS A PERCENTAGE OF AVERAGE WEEKLY
 PERIOD ENDING            MANAGED ASSETS)*             MANAGED ASSETS)*                   MANAGED ASSETS)*
      2004**                     %                             %                                  %
      2005                       %                             %                                  %
      2006                       %                             %                                  %
      2007                       %                             %                                  %
      2008                       %                             %                                  %

                                      27


      2009                       %                             %                                  %
      2010                       %                             %                                  %
      2011                       %                             %                                  %

* Including net assets attributable to Preferred Shares and calculated based on the preceding month's average weekly Managed Assets.

**   From the commencement of operations.

               The  Advisor  and  the   Servicing   Agent  have  not
undertaken   to  waive  any   portion  of  the  Fund's   fees  and   expenses
beyond  ,  or  after   termination   of  the   investment   management
agreement (with respect to the Advisor) or the shareholder servicing agreement (with respect to the Servicing Agent).

               For the first ___ years of the Fund's operation, if the average weekly value of the Managed Assets of the Fund (calculated monthly) is $250 million or less, the Advisor and the Servicing Agent have undertaken to waive the management fees and expenses and the servicing fee, respectively, payable by the Fund in the aggregate amounts, and for the time periods, set forth below:


                 PERCENTAGE OF MANAGEMENT  PERCENTAGE OF SERVICING
                        FEE WAIVED               FEE WAIVED                    AGGREGATE PERCENTAGE
                   (AS A PERCENTAGE OF       (AS A PERCENTAGE OF      OF MANAGEMENT AND SERVICING FEE WAIVED
 TWELVE MONTH         AVERAGE WEEKLY           AVERAGE WEEKLY           (AS A PERCENTAGE OF AVERAGE WEEKLY
PERIOD ENDING        MANAGED ASSETS)*         MANAGED ASSETS)*                   MANAGED ASSETS)*
     2004**                 %                         %                                  %
     2005                   %                         %                                  %
     2006                   %                         %                                  %
     2007                   %                         %                                  %
     2008                   %                         %                                  %
     2009                   %                         %                                  %
     2010                   %                         %                                  %
     2011                   %                         %                                  %

* Including net assets attributable to Preferred Shares and calculated based on the preceding month's average weekly Managed Assets.

**   From the commencement of operations.

               The Advisor and the Servicing Agent have not undertaken to waive any portion of the Fund's fees and expenses beyond , or after termination of the investment management agreement (with respect to the Advisor) or the shareholder servicing agreement (with respect to the Servicing Agent).


                                NET ASSET VALUE

               The net asset value of the common shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than on the Thursday of each week and on the last business day of each month. In the event that any Thursday is not a business day, the net asset value will be calculated on a date determined by the Advisor. The Fund calculates net asset value per common share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares of the Fund from the Fund's Managed Assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

               For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

               Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.


                                 DISTRIBUTIONS

               The Fund intends to distribute to holders of its common shares monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Fund. It is expected that the initial monthly dividend on shares of the Fund's common shares will be declared within approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Fund expects that all or a portion of any capital gain will be distributed at least annually.

               Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value and, correspondingly, distributions from undistributed income will deduct from the Fund's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."


                          DIVIDEND REINVESTMENT PLAN

               Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by , as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

               The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

               The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

               In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

               There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

               The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

               All correspondence or questions concerning the Plan should be
directed to the Plan Administrator,                     .

                             DESCRIPTION OF SHARES

COMMON SHARES

               The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of February , 2003. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "--Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

               The Fund has no present intention of offering any additional shares other than the Preferred Shares and common shares issued under the Fund's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

               The Fund's common shares are expected to be listed on the
New York Stock Exchange under the symbol    "        ".

               The Fund's net asset value per share generally increases and decreases based on the market value of the Fund's securities, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Fund. See "Use of Proceeds."

               Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in real estate securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See "Borrowings and Preferred Shares" and the Statement of Additional Information under "Repurchase of Common Shares."

PREFERRED SHARES

               The Agreement and Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of Common shares have no preemptive right to purchase any Preferred Shares that might be issued.

               The Fund may elect to issue Preferred Shares as part of its leverage strategy. If Preferred Shares are issued, the Fund currently intends to issue Preferred Shares representing approximately 35% of the Fund's Managed Assets immediately after the Preferred Shares are issued. The Board of Trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

               Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

               Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

               The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

               Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

               The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

         CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

               The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

               In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

               The 5% holder transactions subject to these special approval requirements are:

               o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

               o the issuance of any securities of the Fund to any Principal
                 Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

               o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

               o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

               To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

               To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required.

               For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the Investment Company Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

               The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


                           CLOSED-END FUND STRUCTURE

               The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

               Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.


                          REPURCHASE OF COMMON SHARES

               Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value."

Although the Fund's common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

               There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's common shares, you should be aware that the acquisition of common shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.


                                  TAX MATTERS

FEDERAL TAX MATTERS

               The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the common shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

               The Fund intends to distribute at least annually all or substantially all of its taxable income or realized capital gains. Distributions of investment company income including net short-term gains are taxable as ordinary income (to the extent of the current and accumulated earnings and profits of the Fund) and (if designated by the Dund) will qyualify for the dividends received deduction in the case of corporate shareholders to the extent they consist of qualifying dividends from U.S. corporations. Distributions of net long-term capital gains that are designated by the Fund as capital gain dividends are taxable to you as long-term capital gains regardless of how long you have owned your common shares and will not qualify for a dividends received deduction available to corporate shareholders. Distributions by the Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the tax basis in your shares. Gain or loss resulting from the sale or exchange of common shares will generally be taxable as capital gains or loss, and will be a long-term capital gain or loss if you have held your shares for more than one year.

               Each year, you will receive a year-end statement designating the amounts of capital gain dividends and ordinary income dividends paid to you during the preceding year. You will receive this statement from the firm where you purchased your common shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form.

               The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

               In order to avoid corporate taxation of its taxable income, the Fund must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to make such an election and meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Fund's earnings and profits.

               The Fund may be required to withhold taxes on certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding.

               Please refer to the Statement of Additional Information for more detailed information. Fund distributions may also be subject to state and local taxes. You are urged to consult your tax advisor.

                                 UNDERWRITING

Subject to the terms and conditions of a purchase agreement dated , 2003, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter the number of common shares set forth opposite the name of such underwriter.

                                                   NUMBER OF
UNDERWRITERS                                     COMMON SHARES



               Total...................................

               The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund and the Advisor have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

               The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers
at the public offering price less a concession not in excess of $   per share.
The sales load the Fund will pay of $   per shares is equal to %   of the
initial offering price. The underwriters may allow, and the dealers may
reallow, a discount in excess of $   per share on sales to other dealers. After
the initial public offering, the public offering price, concession and discount may be changed.

               The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                             PER       WITHOUT        WITH
                                            SHARE      OPTION        OPTION

 Public offering price . . . . . . . .  .     $          $             $
 Sales load . . . . . . . . . . . . . ..      $          $             $
 Proceeds, before expenses, to the Fund.      $          $             $

               The expenses of the offering are estimated at $   and are
payable by the Fund. The Fund has agreed to bear up to $0.05 per common share (the "Reimbursement Cap") for reimbursement of expenses incurred in connection with the organization and offering of the Fund. The Advisor and the Servicing Agent have agreed to pay organizational expenses and offering costs of the Fund (other than sales load, but including the partial reimbursement of expenses described in the preceding sentence) that exceed $0.05 per common share.

               Claymore Securities, Inc. will be involved in initially assisting in the sale of the common shares of the Fund. Generally, Claymore
Securities, Inc. pays a     % fee to employees who assist in distributing
securities. In connection with this distribution assistance, Claymore Securities, Inc. will enter into an underwriter participation agreement with the Fund. To the extent that the Reimbursement Cap has not otherwise been paid
as described in the preceding paragraph, the Fund will pay up to     % of the
amount of the offering up to the Reimbursement Cap to Claymore Securities, Inc. as reimbursement for its distribution assistance expenses. Claymore Securities, Inc. is a registered broker-dealer with the National Association of Securities Dealers.

               The Fund has granted the underwriters an option to purchase up
to   additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

               Until the distribution of the common shares in complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of our common shares, such as bids or purchases to peg, fix or maintain that price.

               If the underwriters create a short position in our common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of our common shares to stabilize its price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases.

               Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of our common shares. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

               The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the purchase agreement.

               The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

               The Advisor has also agreed to pay a fee to the , payable quarterly at the annual rate of % of the Fund's Managed Assets during the continuance of the Investment Management Agreement between the Advisor and the Fund. The maximum amount of this fee will not exceed % of the aggregate initial offering price of the Common Shares offered hereby; provided, that in determining when the maximum amount has been paid, the value of each of the quarterly payments shall be discounted at the annual rate of % to the closing date of this offering. has agreed to, among other things, provide certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.


                                SERVICING AGENT

               Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as shareholder servicing agent to the Fund. Pursuant to a shareholder servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular written and oral communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community. As compensation for its services, the Fund pays the Servicing Agent an annual fee based on the average weekly value of the Fund's Managed Assets during such month.

               If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million:

               o the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to % of the average weekly value of the Fund's Managed Assets; and

               o the Servicing Agent has voluntarily agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of % of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through , ), and for a declining amount for an additional three years (through , ).

If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less:

               o the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to % of the average weekly value of the Fund's Managed Assets; and

               o the Servicing Agent has voluntarily agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of % of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through , ), and for a declining amount for an additional three years (through , ).

               Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. The Servicing Agent is registered with the National Association of Securities Dealers as a broker-dealer. The Servicing Agent has limited experience servicing registered investment companies.


                  ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

               The Custodian of the assets of the Fund is             .
The Custodian performs custodial, fund accounting and portfolio accounting
services.              will serve as the Fund's Transfer Agent with respect
to the common shares. will serve as the Fund's Administrator.


                                LEGAL OPINIONS

               Certain legal matters in connection with the common shares will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP,
New York, New York and for the Underwriters by          .

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                 Page
Use of Proceeds..........................................        B-2
Investment Objective and Policies........................        B-2
Investment Policies and Techniques.......................        B-3
Other Investment Policies and Techniques.................        B-8
Management of the Fund...................................        B-13
Portfolio Transactions and Brokerage.....................        B-16
Description of Shares....................................        B-17
Repurchase of Common Shares..............................        B-17
Tax Matters..............................................        B-18
Experts..................................................        B-21
Additional Information...................................        B-21
Independent Auditors Report..............................        F-1
Financial Statements.....................................        F-2
APPENDIX A  Ratings of Investments.......................        A-1

                                     SHARES

             ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

                                 COMMON SHARES


                                   PROSPECTUS



                                     , 2003

            ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

               Advent Claymore Convertible Securities and Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated , 2003. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 345-7999. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
Use of Proceeds.................................................        B-2
Investment Objective and Policies...............................        B-2
Investment Policies and Techniques..............................        B-3
Other Investment Policies and Techniques........................        B-8
Management of the Fund..........................................        B-13
Portfolio Transactions and Brokerage............................        B-16
Description of Shares...........................................        B-17
Repurchase of Common Shares.....................................        B-17
Tax Matters.....................................................        B-18
Experts.........................................................        B-21
Additional Information..........................................        B-21
Independent Auditors Report.....................................        F-1
Financial Statements............................................        F-2
APPENDIX A  Ratings of Investments..............................        A-1

           THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED , 2003.

                                USE OF PROCEEDS

               Pending investment in convertible securities and non-convertible income securities that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term fixed income securities and money market securities to the extent such securities are available. See "Investment Policies and Techniques
- Short Term Fixed Income Securities"

                       INVESTMENT OBJECTIVE AND POLICIES

               The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund's investment objective will be achieved.

INVESTMENT RESTRICTIONS

               Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

                             (1) invest 25% or more of the value of its
               Managed Assets in any one industry, provided that this limitation does not apply to government securities;

                             (2) with respect to 75% of its Managed Assets,
               invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

                             (3) issue senior securities or borrow money other
               than as permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act") or pledge its assets other than to secure such issuances or in connection with Strategic Transactions and other investment strategies;

                             (4) make loans of money or property to any
               person, except through loans of portfolio securities, the purchase of convertible securities and non-convertible income securities consistent with the Fund's investment objective and policies or the entry into repurchase agreements;

                             (5) underwrite the securities of other issuers,
               except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

                             (6) purchase or sell real estate, except that the
               Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; or

                             (7) purchase or sell commodities or commodity
               contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

               When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

               Under the Investment Company Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

               In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                             (1) make any short sale of securities except in
               conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's Managed Assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

                             (2) purchase securities of open-end or closed-end
               investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

                             (3) purchase securities of companies for the
               purpose of exercising control.

               With respect to the Fund's non-fundamental policy of investing 80% of its Managed Assets in convertible securities and non-convertible income securities, the Fund has adopted a policy to provide shareholders of the Fund at least 60 days' prior notice of any change in this non-fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the Investment Company Act and the rules and regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

               In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

               The Fund intends to apply for ratings for the Preferred Shares from Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P"). In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                      INVESTMENT POLICIES AND TECHNIQUES

               Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in convertible securities and up to 40% of its Managed Assets in lower grade, non-convertible income securities, although the portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors. Because the convertible securities in which the Fund will invest also may be lower grade securities, under normal market conditions the Advisor anticipates that approximately 70% of the Fund's Managed Assets will be invested in lower grade securities, although all of the Fund's assets may from time to time be invested in lower grade securities.

INVESTMENT PHILOSOPHY AND PROCESS

               The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

               Lower Grade Securities. A substantial portion of the Fund's assets may be invested in lower grade securities rated below investment grade. The lower grade securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

               Investment In Lower Grade Securities Involves Substantial Risk Of Loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade securities tend to be very volatile, and these securities are less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks:

               o increased price sensitivity to a deteriorating economic
                 environment;

               o greater risk of loss due to default or declining credit
                 quality;

               o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

               o if a negative perception of the lower grade securities market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

               Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

               The secondary market for lower grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

               Since investors generally perceive that there are greater risks associated with lower grade securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the income securities markets, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

               If the Fund invests in lower grade securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in lower grade securities. Distressed securities frequently do not produce income while they are outstanding. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase. However, securities held by the Fund may become the subject of bankruptcy proceedings or otherwise default. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

               Distressed Securities. The Fund may hold securities that become the subject of bankruptcy proceedings or are otherwise in default as to the repayment of principal and/or payment of interest or are rated in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's) or which are unrated investments considered by the Advisor to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

SHORT-TERM FIXED INCOME SECURITIES

               For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

                             (1) U.S. government securities, including bills,
               notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
               (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                             (2) Certificates of deposit issued against funds
               deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

                             (3) Repurchase agreements, which involve
               purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                             (4) Commercial paper, which consists of
               short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Advisor and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

LOWER-RATED SECURITIES

               Securities of below grade investment quality are commonly referred to as "junk bonds." Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repayment principal.

               Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

               The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's common shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

               It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

               The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody's or unrated securities determined by the Advisor to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default as to payment of principal and interest and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase.

ILLIQUID SECURITIES

               The Fund will not invest more than 15% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, (i) restricted securities (securities the disposition of which is restricted under the Federal securities laws), (ii) securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and (iii) repurchase agreements with maturities in excess of seven days.

SHORT SALES

               The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

               When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

               The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

               If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

               The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                   OTHER INVESTMENT POLICIES AND TECHNIQUES

BORROWING

               The Fund reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objectives and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

STRATEGIC TRANSACTIONS

               Consistent with its investment objectives and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.

               Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management techniques or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Preferred Share dividend rates or increases in the Fund's cost of borrowing. For a more complete discussion of interest rate transactions, see "Interest Rate Transactions" in the prospectus.

               Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ("future contracts") of securities, aggregates of securities, financial indices, and U.S. government debt securities or options on the foregoing securities to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Fund will engage in such transactions, in accordance with the rules and regulations of the CFTC.

               Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issue or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms or credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default the grantor of a default option, the Fund's will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

               Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ("calls") on securities and indices based upon the prices of securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be "covered" as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

               Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

               The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Advisor and (iv) the obligation to meet additional variation margin or other payment requirements.

               Forward Currency Contracts. Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of` the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Advisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

               The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

               The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a correlation between the two currencies.

               The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

               Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

               The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

               Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See "U.S. Federal Income Tax Matters."

REPURCHASE AGREEMENTS

               As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF SECURITIES

               The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund ("Qualified Institutions"). By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 331/3% of the value of the Fund's total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending securities, subject to review by the Fund's Board of Trustees.

               The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

               The Fund may purchase bonds on a "when-issued" basis and may purchase or sell bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund entered into a transaction on a when-issued or forward commitment basis, it may segregate with its custodian cash or other liquid securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

PAY-IN-KIND SECURITIES

               The Fund may invest pay-in-kind, or "PIK," securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

BRADY BONDS

               The Fund's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F.

Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Fund may purchase have no or limited collateralization, and the Fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund may invest are likely to be acquired at a discount.

ZERO COUPON BONDS

                        The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of Fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Tax Matters."

STRUCTURED INVESTMENTS

               The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structures Investments") backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments,

               The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments,

               Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.

WARRANTS

               The Fund may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe to other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in the manner that it believes will reduce its risk of a loss in connection with the sale.

                            MANAGEMENT OF THE FUND

INVESTMENT MANAGEMENT AGREEMENT

               Although Advent intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of Advent are not exclusive, and Advent provides similar services to other clients and may engage in other activities.

               The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

               The investment management agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on , 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Fund to pay a management fee to the Advisor based on the average weekly value of the Fund's Managed Assets.

               If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million:

               o the Advisor will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to % of the average weekly value of the Fund's Managed Assets; and

               o the Advisor has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Fund in the amount of % of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through , ), and for a declining amount for an additional three years (through , ).

If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less:

               o the Advisor will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to % of the average weekly value of the Fund's Managed Assets; and

               o the Advisor will not waive any portion of the management fee.

               In approving this agreement the Board of Trustees considered, among other things, the nature and quality of services to be provided by the Advisor, the profitability to the Advisor of its relationship with the Fund, economies of scale and comparative fees and expense ratios.

               The investment management agreement and the waiver of the management fee were approved by the sole common shareholder of the Fund as of , 2003. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

TRUSTEES AND OFFICERS

               The officers of the Fund manage its day-to-day operations. The officers are directly responsible to the Fund's Board of Trustees which sets broad policies for the Fund and chooses its officers. Tracy V. Maitland is the sole initial Trustee of the Fund. Following is a list of his present positions and principal occupations during the last five years. Mr. Maitland is an interested person of the Fund (as defined by the Investment Company Act). The business address of the Fund, the Advisor and their board members and officers is 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, unless specified otherwise below.

                                                             PRINCIPAL OCCUPATION DURING THE
NAME AND AGE                 TITLE                        PAST FIVE YEARS AND OTHER AFFILIATIONS

Tracy V. Maitland            Sole Initial                 President of Advent Capital Management, LLC,
Age 42                       Trustee, President,          which he founded in June, 2000.  Prior to June, 2000,
                             Chief Executive              President of Advent Capital Management, a division of
                             Officer and                  Utendahl Capital.
                             Chief Financial
                             Officer

Prior to this offering, all of the outstanding shares of the Fund were
owned by                       .

The fees and expenses of the Independent Trustees of the Fund are paid by the Fund. It is estimated that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund's calendar year ending December 31, 2003, assuming the Fund had been in existence for the full calendar year.



               NAME OF BOARD MEMBER         ESTIMATED COMPENSATION FROM FUND









               Each Independent Trustee receives an annual fee calculated as follows:

               The Board of trustees of the Fund currently has two committees: an Executive Committee and an Audit Committee.

               The Executive Committee consists of Tracy V. Maitland and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Fund. The Executive Committee, subject to the Fund's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full Board of trustees in the intervals between meetings of the Board.

               The Audit Committee consists of and . The Audit Committee acts according to the Audit Committee charter. has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Fund, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of trustees and the Fund's independent accountants.

               As the Fund is a newly organized closed-end investment company, no meetings of the above committees have been held in the current fiscal year.

               No trustee who is not an interested person of the Fund owns beneficially or of record any security of the Advisor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor.

               The Fund intends to adopt policies relating to its proxy voting procedures in accordance with applicable federal and state law.

CODES OF ETHICS

               The Fund, the Advisor, and the Fund's principal underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Security and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Security and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT ADVISOR

               Advent Capital Management, LLC, located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, acts as the Fund's advisor. Advent operates as a limited liability company and had approximately $1.6 billion in assets under management as of January 31, 2003. The Advisor is majority owned and controlled by Tracy V. Maitland. Advent specializes in managing convertible and high yield securities for institutional and individual investors. Each member of the investment team has over 15 years of experience in the convertible securities market. Advent will be responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund. Advent has not previously served as investment advisor to a registered investment company.

SERVICING AGENT

               Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's Servicing Agent. In this capacity, it acts as shareholder servicing agent to the Fund. Pursuant to a shareholder servicing agreement (the "Servicing Agreement"), the Servicing Agent's duties include developing and maintaining a website for the Fund; assisting in the review of materials made available to shareholders to assure compliance with applicable laws, rules and regulations; assisting in the dissemination of the Fund's net asset value, market price and discount; maintaining ongoing contact with brokers whose clients hold or may have an interest in acquiring Fund shares; replying to information requests from shareholders or prospective investors; and aiding in secondary market support for the Fund through regular written and oral communications with the Fund's New York Stock Exchange specialist and the closed-end fund analyst community. As compensation for its services, the Fund pays the Servicing Agent an annual fee based on the average weekly value of the Fund's Managed Assets during such month.

               If the average weekly value of the Fund's Managed Assets (calculated monthly) is greater than $250 million:

               o the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to % of the average weekly value of the Fund's Managed Assets; and

               o the Servicing Agent has voluntarily agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of % of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through , ), and for a declining amount for an additional three years (through , ).

If the average weekly value of the Fund's Managed Assets (calculated monthly) is $250 million or less:

               o the Servicing Agent will receive an annual fee from the Fund, payable monthly in arrears, which will be based on the average weekly value of the Fund's Managed Assets during such month, in a maximum amount equal to % of the average weekly value of the Fund's Managed Assets; and

               o the Servicing Agent has voluntarily agreed to waive receipt of a portion of the servicing fee of the Fund in the amount of % of the average weekly values of the Managed Assets for the first five years of the Fund's operations (through , ), and for a declining amount for an additional three years (through , ).

               Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. The Servicing Agent is registered with the National Association of Securities Dealers as a broker-dealer. The Servicing Agent has limited experience servicing registered investment companies.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

               Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund and brokerage commission rates are made by the Advisor. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

               In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration, the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available form other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor, ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at not cost to the Advisor and is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor's expenses, it is not possible to estimate its value and in the opinion of the Advisor it does not reduce the Advisor's expenses in a determinable amount. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business but there is not a formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Advisor may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Advisor may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

               One or more of the other funds which the Advisor manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's Board of Trustees that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                             DESCRIPTION OF SHARES

COMMON SHARES

               The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

PREFERRED SHARES

               Although the terms of any Preferred Share issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Fund currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

               If the Board of Trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

OTHER SHARES

               The Board of Trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

                          REPURCHASE OF COMMON SHARES

               The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

               Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the

Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

               Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

               Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would
(a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks,
(d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

               The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

               In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

               Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                                  TAX MATTERS

               The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of common stock of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

               The Fund intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

               As a regulated investment company, the Fund will not be subject to Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to Federal income tax on long-term capital gains, (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

               Distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund) and will qualify for the dividends received deduction in the case of corporate shareholders (if designated by the Fund) to the extent they consist of qualifying dividends from U.S. corporations. Net long-term capital gains realized by the Fund which are properly designated as capital gain dividends and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

               Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

               The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund. In order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash with which to make required distributions to its shareholders.

               Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

               Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the holder of common shares) on December 31.

               The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its common shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the common shares and the holders of Preferred Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.

               The redemption, sale or exchange of common shares normally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Redemption proceeds may result in ordinary income rather than capital gain, if the redeemed shareholder continues to maintain an ownership interest in the Fund or if the proceeds represent declared but unpaid dividends. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and whose holding periods began after December 31, 2000), while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 38.6% (which rate is scheduled to be reduced periodically through 2006). Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances. The Bush Administration has announced a tax proposal that would accelerate future reductions in the individual tax rates (applicable to ordinary income and short term gains) and apply a maximum 35% rate for 2003 and thereafter).

               All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares.

               In order to avoid a 4% Federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no Federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

               If in any tax year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate Federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Fund's earnings and profits. In addition, the Fund may not immediately requalify as a regulated investment company afforded special tax treatment.

               The Fund may be subject to withholding and other foreign taxes with respect to its foreign securities. The Fund does not expect to satisfy the requirements to pass through to the shareholders their share of the foreign taxes paid by the Fund.

               The Fund is required to withhold tax at the rate of 30% (which rate is scheduled to be reduced periodically through 2006) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's Federal income tax liability, provided the required information is furnished to the Internal Revenue Service. The Bush Administration tax proposal, discussed above, if adopted, would also accelerate the reduction in the backup withholding rate.

               The Bush Administration has announced a proposal to reduce or eliminate the federal income tax on certain dividends. No specific legislation has been proposed, and if, or in what form, this proposal may be enacted is uncertain. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

               The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the Federal income taxation of the Fund and the income tax consequences to its holders of common shares. Holders of common shares are also advised to consult their own tax advisors with regard to the tax consequences under the laws of state, local, foreign or other taxing jurisdictions.

                                    EXPERTS

               The Statement of Net Assets of the Fund as of , 2003 appearing in this Statement of Additional Information has been audited by , independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. , located at , provides accounting and auditing services to the Fund.


                            ADDITIONAL INFORMATION

               A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholder of Advent Claymore Convertible Securities and Income Fund:

               We have audited the accompanying statement of assets and liabilities of Advent Convertible Securities and Income Fund (the "Fund") as of , 2003 and the related statements of operations and changes in net assets for the period from , 2003 (date of inception) to , 2003. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

               We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

               In our opinion, such financial statements present fairly, in all material respects, the financial position of the Fund at , 2003 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

            ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                    , 2003

                                                                   APPENDIX A

RATINGS OF INVESTMENTS
               Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

               Long-Term Debt

               An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

               The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

               The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

               The ratings are based, in varying degrees, on the following considerations:

               1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

               2. Nature of and provisions of the obligation; and

               3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

               Investment Grade

AAA            Debt rated "AAA" has the highest rating assigned by S&P.
               Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               Speculative Grade Rating

               Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

               The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

               Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

               Commercial Paper

               An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

               Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

               A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

               Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

               Short-Term Loans

MIG 1/VMIG 1             This designation denotes best quality. There is
                         present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2             This designation denotes high quality. Margins of
                         protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3             This designation denotes favorable quality. All
                         security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4             This designation denotes adequate quality. Protection
                         commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

               Commercial Paper

               Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

               --Leading market positions in well-established industries.

               --High rates of return on funds employed.

               --Conservative capitalization structures with moderate reliance on debt and ample asset protection.

               --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

               --Well-established access to a range of financial markets and assured sources of alternate liquidity.

               Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

               Issuers rated Not Prime do not fall within any of the Prime rating categories.

               Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

               Long-Term Credit Ratings

               Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

               Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,           High default risk. Default is a real possibility. Capacity for
CC,            meeting financial commitments is solely reliant upon sustained,
C              favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,           Default. The ratings of obligations in this category are based
DD,            on their prospects for achieving partial or full recovery in a
and D          reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.
               "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
               "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

               Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

               Short-Term Credit Ratings

               A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D              Default.  Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)            Financial Statements

               Part A--None.

               Part B--Statement of Assets and Liabilities.

(2) Exhibits

               (a) Agreement and Declaration of Trust.2

               (b) By-Laws. 2

               (c) Inapplicable.

               (d) Form of Specimen Certificate. 2

               (e) Dividend Reinvestment Plan. 2

               (f) Inapplicable.

               (g)(1) Investment Management Agreement. 2

               (g)(2) Advisor Waiver Reliance Letter. 2

               (h)(1) Form of Underwriting Agreement. 2

               (h)(2) Form of Underwriter Participation Agreement.2

               (i) Inapplicable.

               (j) Custodian Agreement. 2

               (k)(1) Transfer Agency Agreement. 2

               (k)(2) Shareholder Servicing Agreement. 2

               (k)(3) Servicing Agent Waiver Reliance Letter. 2

               (k)(4) Administration Agreement.2

               (l)           Opinion and Consent of Counsel to the Fund. 2

               (m) Inapplicable.

               (n)           Consent of Independent Public Accountants. 2

               (o) Inapplicable.

               (p) Initial Subscription Agreement. 2

               (q) Inapplicable.

               (r)(1) Code of Ethics of Fund. 2

               (r)(2) Code of Ethics of Advisor.2

               (s) Powers of Attorney. 2

               1  Filed herewith

               2  To be filed by amendment



ITEM 25.  MARKETING ARRANGEMENTS

               Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.



ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

               The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

               Registration fee........................................$
               NYSE listing fee........................................$
               Printing (other than certificates)......................$
               Engraving and printing certificates.....................$
               Accounting fees and expenses............................$
               Legal fees and expenses.................................$
               NASD fee................................................$
               Miscellaneous...........................................$
                      Total............................................$


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

               None.

ITEM 28.  NUMBER OF HOLDERS OF SHARES

                                                             Number of
               Title Of Class                             Record Holders

               Shares of Beneficial Interest                     0



Item 29.  Indemnification

               Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

               5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No trustee or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund.

If any Shareholder, trustee or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a trustee or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

               5.2 Mandatory Indemnification. (a) The Fund hereby agrees to indemnify each person who at any time serves as a trustee or officer of the Fund (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a trustee or officer of the Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a trustee or officer of the Fund or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

               (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those trustees who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

               (c) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Fund, any statute, agreement, vote of stockholders or trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

               (e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the trustees.

               5.3 No Bond Required of Trustees. No trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

               5.4 No Duty of Investigation; Notice in Fund Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the trustees or with any officer, employee or agent of the Fund shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Fund, and every other act or thing whatsoever executed in connection with the Fund shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as trustees under this Declaration or in their capacity as officers, employees or agents of the Fund. The trustees may maintain insurance for the protection of the Fund Property, its Shareholders, trustees, officers, employees and agents in such amount as the trustees shall deem adequate to cover possible tort liability, and such other insurance as the trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

               5.5 Reliance on Experts, etc. Each trustee and officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the trustees, officers or employees of the Fund, regardless of whether such counsel or expert may also be a trustee.

               Insofar as indemnification for liabilities arising under the Act, may be terminated to trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article of the underwriting agreement attached as Exhibit
(h), which is incorporated herein by reference.

Item 30.  Business And Other Connections Of Investment Advisor

               Not Applicable

Item 31.  Location Of Accounts And Records

               The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o Advent Capital Management, LLC, 1065 Avenue of the Americas, 31st Floor, New York, New York 10018 and at the offices of , the Registrant's Administrator, Custodian and Transfer Agent and at the offices of Claymore Securities, Inc., the Registrant's Servicing Agent.

Item 32.  ManagemeNt Services

               Not Applicable





Item 33.  Undertakings

               (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

               (2) Not applicable

               (3) Not applicable

               (4) Not applicable

               (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

               (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

               (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the day of February, 2003.

                             /s/Tracy V. Maitland
                             ---------------------
                             Tracy V. Maitland
                             Sole Initial Trustee, President, Chief Executive Officer and Chief Financial Officer


               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the day of February, 2003.

     NAME                    TITLE

  /s/Tracy V. Maitland       Sole Initial Trustee, President, Chief Executive
  --------------------       Officer and  Chief Financial Officer
  Tracy V. Maitland

               INDEX TO EXHIBITS